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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                December 28, 2001
                         -------------------------------
                        (Date of earliest event reported)



                                 Cephalon, Inc.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                         0-19119           23-2484489
---------------------------------      -------------     -----------------
  (State or other jurisdiction          (Commission        (IRS Employer
of incorporation or organization)       File Number)          ID No.)


       145 Brandywine Parkway
     West Chester, Pennsylvania                       19380
----------------------------------------        ------------------
(Address of principal executive offices)            (Zip Code)


                                 (610) 344-0200
              -----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
              -----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


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ITEM 2. ACQUISITION OF ASSETS

     (a) On December 28, 2001 (the "Closing Date"), the Registrant completed its previously announced acquisition (the "Acquisition") of all of the outstanding shares of capital stock of Financiere Lafon S.A. and Organisation de Synthese Mondiale Orsymonde S. A. (collectively, "Group Lafon") held by the controlling shareholders, Mr. Francois Lafon and Ms. Andree Carpentier (together, the "Sellers"). The Acquisition was accomplished pursuant to the terms of a Share Purchase Agreement among the Sellers and the Registrant dated as of December 3, 2001, a copy of which is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference, as amended by an Amendment to the Share Purchase Agreement among the Sellers and the Registrant dated as of December 28, 2001, a copy of which is filed as Exhibit 2.2 to this Form 8-K and is incorporated herein by reference. Prior to the Closing Date, the Registrant's highest revenue product was sold under a license from Laboratoire L. Lafon, S.A. The terms of the agreements among the parties were the result of arm's length negotiations among the parties. The aggregate consideration paid by the Registrant for the Acquisition was approximately $450 million cash, including the assumption of certain liabilities of Group Lafon. The purchase price is subject to adjustment downward following the Closing Date in certain circumstances. To secure the payment of this possible adjustment and other post-closing adjustments, including any indemnification claims, to the extent that such claims exceed $3 million in the aggregate, $45 million of the $450 million purchase price is being held in escrow and will be released to the Sellers (absent any claims) over an 18-month period following the Closing Date. A copy of the escrow agreement signed by the parties is filed as Exhibit 2.3 to this Form 8-K and is incorporated herein by reference. The purchase price of the Acquisition was funded in part by the proceeds of the Registrant's offering of 2 1/2% convertible subordinated notes, which was completed on December 11, 2001.

     (b) The assets acquired pursuant to the Acquisition consist primarily of a headquarters and research facility, two manufacturing facilities, a packaging and distribution facility and various warehouses located in France, and are used by Group Lafon in connection with the development, sale and manufacture of pharmaceutical products. The Registrant intends to continue the use of these assets for the development, sale and manufacture of pharmaceutical products.

The Registrant issued a press release announcing the completion of the Acquisition, which release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          To be filed on Form 8-K/A as soon as practicable, but not later than 75 days from the Closing Date.

     (b) PRO FORMA FINANCIAL INFORMATION.


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          To be filed on Form 8-K/A as soon as practicable, but not later than
     75 days from the Closing Date.

     (c) EXHIBITS.

         EXHIBIT NO.       DESCRIPTION OF DOCUMENT
         -----------       -----------------------
         2.1*              Share Purchase Agreement
         2.2*              Amendment to Share Purchase Agreement
         2.3*              Representations and Warranties Agreement
         2.4*              Escrow Agreement
         99.1*             Press Release

         --------------
         *  Filed herewith

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CEPHALON, INC.



Date: January 7, 2001                       By: /s/ J. KEVIN BUCHI
                                                -----------------------------
                                                J. Kevin Buchi
                                                Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT
-------
 2.1      SHARE PURCHASE AGREEMENT
 2.2      AMENDMENT TO SHARE PURCHASE AGREEMENT
 2.3      REPRESENTATIONS AND WARRANTIES AGREEMENT
 2.4      ESCROW AGREEMENT
99.1      PRESS RELEASE